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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                 April 22, 1999


                 CAPITAL REALTY INVESTORS-85 LIMITED PARTNERSHIP
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        (Exact name of small business issuer as specified in its charter)


                                    Maryland
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                 (State or other jurisdiction of incorporation)


          0-23766                                   52-1388957
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(Commission File Number)                (IRS Employer Identification No.)



11200 Rockville Pike, Rockville, Maryland                 20852
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(Address of principal executive offices)                (Zip Code)



                                 (301) 468-9200
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                (Issuer's telephone number, including area code)
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ITEM 5.   OTHER EVENTS
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     On May 3, 1999, Capital Realty Investors-85 (CRI-85) will pay a cash distribution to Benefial Assignee Certificate (BAC) holders of record on January 22, 1999. The distribution will be at the rate of $118 per beneficial assignee certificate.

     The funds to be distributed are a portion of the proceeds received from the sale of the Springfield property, located in Redmond, Washington, on January 22, 1999.




















































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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CAPITAL REALTY INVESTORS-85 LIMITED PARTNERSHIP
                         -----------------------------------------------
                         (Registrant)


                         by: C.R.I., Inc.
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                             Managing General Partner



April 22, 1999               by: /s/ Michael J. Tuszka
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DATE                             Michael J. Tuszka
                                   Vice President
                                   and Chief Accounting Officer
                                   (Principal Financial Officer
                                   and Principal Accounting Officer)







































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